SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003

                           American Bank Incorporated
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    000-31246                01-0593266
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                    18104
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.

Item 9.      Regulation FD Disclosure - Item 12 Information

     On April 21, 2003, the Company issued a press release dated April 21, 2003 regarding its earnings for the fiscal quarter ended March 31, 2003. The press release is included as Exhibit 99 to this report.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERICAN BANK INCORPORATED



DATE:  April 22, 2003                By:  /s/ Mark W. Jaindl
                                          --------------------------------------
                                          Mark W. Jaindl
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99                      Press Release of American Bank Incorporated